SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 12, 1996
                              (December 31, 1995)



                          ATLANTIC AMERICAN CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)




       Georgia                       0-3722               58-1027114
       -------                       ------               ----------
(State or other jurisdiction of (Commission File (I.R.S. Employer Identification
  incorporation or organization)     Number)               Number)


                4370 PEACHTREE ROAD, N.E., ATLANTA, GEORGIA 30319
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (404) 266-5500
                                 --------------


                                      None
                                      ----
        (Former name, former address and former fiscal year, if changed since last report)


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Item 2.    Acquisition or Disposition of Assets.
           -------------------------------------

      On December 31, 1995, pursuant to an agreement (the "Stock Purchase Agreement"), Atlantic American Corporation (the "Company"), acquired all of the shares of capital stock of American Southern Insurance Company ("American Southern") from Fuqua Enterprises, Inc. (the "Seller") for a purchase price of $34,000,000. As a result of the transaction, American Southern became a wholly owned subsidiary of the Company. The assets of American Southern include investments, receivables, cash and other assets. The Company intends to continue to use these assets for the purpose of selling insurance. The purchase price was paid in the form of a cash payment of approximately $22,642,000 (representing the proceeds of a loan from Wachovia Bank of Georgia, N.A.) and the issuance of a Promissory Note to the seller for approximately $11,358,000. No material relationship exists between the Seller or its shareholders and the Company or any of its affiliates, directors or officers or any associate of any such director or officer.

Item 5.    Other Events.
           -------------

      On January 5, 1996, Atlantic American Corporation entered into a Merger Agreement pursuant to which it will acquire all of the remaining publicly-held shares of its subsidiary, Bankers Fidelity Life Insurance Company. Atlantic American currently owns 93% of the outstanding stock of Bankers Fidelity. The transaction will be completed through the merger of a newly formed wholly-owned subsidiary of Atlantic American into Bankers Fidelity, with Bankers Fidelity being the surviving corporation in the merger. As a result of the merger, the public shareholders of Bankers Fidelity will receive $6.25 in cash for each share of common stock, for an aggregate of approximately $1,264,000. Consummation of the transaction is subject to approval at a shareholders' meeting and receipt of any necessary regulatory approvals.

Item 7.    Financial Statements and Exhibits.
           ----------------------------------

   (a) Financial Statements of Business Acquired: to be filed by amendment as soon as practicable; but, not later than March 12, 1996.

   (b) Pro Forma Financial Information: to be filed by amendment as soon as practicable; but, not later than March 12, 1996.

   (c)     Exhibits.
           ---------

           (2.1) Stock Purchase Agreement by and between Atlantic
                 American Corporation and Fuqua Enterprises , Inc., dated as of October 16, 1995.

          (99.1) Credit Agreement, dated as of December 29, 1995, between Atlantic American Corporation and Wachovia Bank of Georgia, N.A.

          (99.2) Press Release dated January 2, 1996.

          (99.3) Press Release dated January 9, 1996.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ATLANTIC AMERICAN CORPORATION
                                    -----------------------------
                                             (Registrant)




Date:  January 12, 1996                   By:     /s/
                                             ---------------------------------
                                          John W. Hancock
                                          Senior Vice President-Treasurer
                                          (Principal Financial Officer)



                                          By:    /s/
                                             ---------------------------------
                                          John C. Hall, Jr.
                                          Controller
                                          (Principal Accounting Officer)

    Index to Exhibits


     Exhibit 2.1 Stock Purchase Agreement by and between Atlantic American Corporation and Fuqua Enterprises , Inc., dated as of October 16, 1995.

     Exhibit 99.1 Credit Agreement, dated as of December 29, 1995, between Atlantic American Corporation and Wachovia Bank of Georgia, N.A.

     Exhibit 99.2  Press Release dated January 2, 1996.

     Exhibit 99.3  Press Release dated January 9, 1996.



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